UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 11, 2020

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

ADDvantage Technologies Group, Inc. (NASDAQ: AEY), today reported its financial results for the three and nine month periods ended June 30, 2020.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
The Company will host a conference call today, Tuesday, August 11, at 4:30 p.m. Eastern Time featuring remarks by management of the Company.

Webcast: www.addvantagetechnologies.com
Dial-in number: 1-855-327-6837 (domestic) or 1-631-891-4304 (international)
Access code: 10010577

Replay number: 1-844-512-2921 (domestic) or 1-412-317-6671 (international)
Available through: August 25, 2020
Access code: 10010577
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1	Press Release dated August 11, 2020 issued by the Company.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: August 11, 2020

By: /s/ Scott Francis
Scott Francis
Vice-President & Chief Accounting Officer